UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15 (d) of the
                        Securities and Exchange Act of 1934



       Date of Report (Date of earliest event reported):  December 4, 2007


                            BOWL AMERICA INCORPORATED
               __________________________________________________
             (Exact name of Registrant as specified in its charter)


   MARYLAND                           1-7829                   54-0646173
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
Incorporation)                                             Identification No.)



           6446 Edsall Road, Alexandria, VA            22312
        (Address of Principal Executive Office)      (Zip Code)

      Registrant's telephone number, including area code: (703) 941-6300

                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
 ____________________________________________________________________________

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements

On December 4, 2007, the Board of Directors approved entering into an oral agreement with Mr. Irvin Clark providing for a one-year extension of his employment as General Manager and an increase in his annual salary to $192,200 for the year ending December 31, 2008.



                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     BOWL AMERICA INCORPORATED



Date:  December 5, 2007
                                                    Leslie H. Goldberg
                                                    President